Exhibit 99.2

The Mosaic Company - Summary

	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13
Consolidated data (in millions, except per share)

Diluted net earnings per share	$2.29	$1.21	$1.45	$1.17	$1.40	$0.64	$1.19	$1.01
Foreign Currency Gain/Loss per diluted share (a)	$(0.05)	$(0.05)	$0.01	$(0.01)	$0.09	$(0.08)	$0.02	$(0.05)
Diluted weighted average # of shares outstanding	447.3	447.7	447.8	447.9	444.7	426.7	426.7	426.7

Total Net Sales	$2,675	$2,214	$2,860	$3,083	$3,015	$2,190	$2,821	$2,505

Gross Margin	$768	$854	$995	$848	$881	$522	$834	$747
Gross Profit Margin (As % of Sales)	29%	39%	35%	28%	29%	24%	30%	30%

SG&A	$89	$84	$112	$101	$101	$91	$117	$112

Foreign Currency Gain/(Loss)	$(31)	$(32)	$4	$(6)	$55	$(44)	$12	$(28)

Effective Tax Rate(b)	22%	24%	22%	28%	27%	25%	27%	28%

Net Income	$1,026	$542	$649	$526	$624	$273	$507	$429
Net Income margin (As % of Sales)	38%	24%	23%	17%	21%	12%	18%	17%

Total Debt	$1,309	$887	$833	$825	$1,551	$1,093	$1,053	$1,029
Cash & cash equivalents	(3,659)	(3,352)	(3,906)	(4,038)	(3,628)	(3,202)	(3,811)	(3,595)
Net debt	$(2,350)	$(2,465)	$(3,073)	$(3,213)	$(2,077)	$(2,109)	$(2,758)	$(2,566)

Cash flow from operations	$532	$366	$973	$554	$518	$405	$1,229	$339
Cash flow from investments	740	(272)	(359)	(393)	(385)	(405)	(446)	(444)
Cash flow from financing	(30)	(452)	(69)	(29)	(460)	(480)	(92)	(132)
Effect of exchange rate changes on cash	55	51	10	(1)	(83)	54	(82)	21
Net cash flow	$1,297	$(307)	$555	$131	$(410)	$(426)	$609	$(216)

Cash dividends paid	$(22)	$(22)	$(22)	$(22)	$(22)	$(21)	$(53)	$(107)
Share repurchases	$-	$-	$-	$-	$(1,163)	$-	$-	$-

Operating Earnings
Potash	$252	$414	$469	$402	$358	$234	$464	$416
Phosphates	$402	$372	$370	$333	$432	$190	$224	$208
Corporate (c)	$4	$(15)	$(14)	$(6)	$8	$(10)	$(17)	$(14)
Consolidated Op Earnings	$658	$771	$825	$729	$798	$414	$671	$610

Segment data (in millions, except per tonne)

Phosphates
Sales volumes (‘000 tonnes)(d)	3,673	2,371	2,841	3,158	3,196	2,591	2,890	2,662
Realized average DAP price/tonne(e)	$461	$543	$574	$576	$611	$536	$494	$529

Revenue	$1,974	$1,458	$1,882	$2,220	$2,179	$1,652	$1,789	$1,561
Segment Gross Profit	$476	$454	$479	$410	$476	$259	$322	$288
Gross Profit %	24%	31%	25%	18%	22%	16%	18%	18%

Potash
Sales volumes (‘000 tonnes)(f)	1,802	1,863	2,180	1,820	1,760	1,091	2,049	1,931
Realized average MOP price/tonne(e)	$331	$358	$404	$446	$440	$453	$455	$444

Revenue	$699	$758	$982	$873	$839	$553	$1,037	$960
Segment Gross Profit	$285	$412	$516	$444	$394	$270	$514	$459
Gross Profit %	41%	54%	53%	51%	47%	49%	50%	48%

Potash

	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$699	$758	$982	$873	$839	$553	$1,037	$960
Cost of Goods Sold	414	346	466	429	445	283	523	501

Gross Profit	$285	$412	$516	$444	$394	$270	$514	$459
As % of Sales	41%	54%	53%	51%	47%	49%	50%	48%

Resources Taxes	$68	$40	$91	$80	$50	$48	$80	$70
Royalties	11	15	17	16	17	17	20	12

Total Resources Taxes & Royalties	$79	$55	$108	$96	$67	$65	$100	$82

Gross Profit (x Resources Taxes & Royalties)	$364	$467	$624	$540	$461	$335	$614	$541
As % of Sales	52%	62%	64%	62%	55%	61%	59%	56%

Operating Earnings	$252	$414	$469	$402	$358	$234	$464	$416

As % of Sales	36%	55%	48%	46%	43%	42%	45%	43%

Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$68	$40	$91	$80	$50	$48	$80	$70
Royalties	11	15	17	16	17	17	20	12
Brine Inflow Expenses	32	42	41	39	45	59	63	67
MTM (gain)/loss	(10)	(7)	(1)	9	15	(4)	18	(34)
DD&A	45	49	55	53	54	58	68	65

Total	$146	$139	$203	$197	$181	$178	$249	$180

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	910	757	919	613	525	291	921	751
Crop Nutrients International(f)	737	944	1,095	1,043	1,055	618	951	1,020
Non-Agricultural	155	162	166	164	180	182	177	160

Total(f)	1,802	1,863	2,180	1,820	1,760	1,091	2,049	1,931

Production Volumes (‘000 tonnes)
Production Volume	1,678	2,048	2,183	1,855	1,805	1,818	1,944	1,503
Operating rate	74%	90%	95%	81%	78%	79%	85%	65%

Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(e)(g)	$351	$394	$466	$520	$533	$531	$498	$479
MOP - International(e)	$281	$316	$347	$400	$393	$411	$403	$404
MOP - Average(e)	$331	$358	$404	$446	$440	$453	$455	$444

Potash CAPEX ($ in millions)	$231	$213	$236	$279	$296	$294	$303	$300

Phosphates

	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4FY12	Q1FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,974	$1,458	$1,882	$2,220	$2,179	$1,652	$1,789	$1,561
Cost of Goods Sold	1,498	1,004	1,403	1,810	1,703	1,393	1,467	1,273

Gross Profit	$476	$454	$479	$410	$476	$259	$322	$288
As % of Sales	24%	31%	25%	18%	22%	16%	18%	18%

PhosChem sales of other member	$119	$97	$137	$233	$130	$125	$156	$47
PhosChem COGS for other member	119	97	137	233	130	125	156	47

Mosaic Sales (x PhosChem)(h)	$1,855	$1,361	$1,745	$1,987	$2,049	$1,527	$1,633	$1,514
Mosaic COGS (x PhosChem)(h)	1,379	907	1,266	1,577	1,573	1,268	1,311	1,226

Gross Profit (x PhosChem)(h)	$476	$454	$479	$410	$476	$259	$322	$288
As % of Sales (x PhosChem)(h)	26%	33%	27%	21%	23%	17%	20%	19%

Segment Operating Earnings	$402	$372	$370	$333	$432	$190	$224	$208

As % of Sales	20%	26%	20%	15%	20%	12%	13%	13%

DD&A	$59	$63	$66	$65	$64	$67	$68	$69

Operating Data

Sales volumes (‘000 tonnes)
Crop Nutrients
North America(d)	972	719	897	864	893	931	1,059	855
International(d)	1,264	807	962	1,000	994	857	959	603
Crop Nutrient Blends(i)	867	511	558	795	820	489	516	751
Feed Phosphates	149	162	134	152	147	169	153	132
Other(j)	421	172	290	347	342	145	203	321

Total(d)	3,673	2,371	2,841	3,158	3,196	2,591	2,890	2,662

Production Volumes (‘000 tonnes)
Total tonnes produced(k)	2,139	2,007	2,093	2,163	2,083	1,954	2,079	1,961
Operating rate	88%	83%	86%	89%	86%	81%	86%	81%

Realized prices ( $/tonne)
DAP (FOB plant)(e)	$461	$543	$574	$576	$611	$536	$494	$529
Blends (FOB destination)(i)	$459	$503	$560	$590	$581	$588	$551	$533

Realized costs ($/tonne)
Ammonia (tonne)(l)	$361	$406	$476	$551	$579	$589	$417	$449
Sulfur (long ton)(m)	$134	$166	$197	$232	$237	$228	$200	$196

Average Market prices ($/tonne)
Ammonia (tonne)(n)	$457	$485	$557	$560	$652	$524	$486	$683
Sulfur (long ton)(o)	$122	$168	$197	$220	$220	$204	$175	$176
Natural Gas(p)	$3.8	$4.3	$4.2	$4.3	$3.7	$2.8	$2.3	$2.8

Phosphates CAPEX ($ in millions)	$57	$77	$109	$98	$82	$100	$128	$131

Footnotes

(a)	Calculation for diluted foreign currency gain and loss applies effective tax rate.

(b)	Includes positive tax impact of approximately 5% from the gain on sale of Fosfertil in Q2 FY11.

(c)	Includes elimination of intersegment sales.

(d)	Phosphates volumes represent dry product tonnes. Excludes tonnes sold by PhosChem for its other member.

(e)	FOB Plant, sales to unrelated parties.

(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement.

(g)	This price excludes industrial and feed sales.

(h)	Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic.

(i)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors.

(j )	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.

(k)	Includes crop nutrient dry concentrates and animal feed ingredients.

(l)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.

(m)	Amounts are representative of our average sulfur cost in cost of goods sold.

(n)	three point quarterly average (Fertecon)

(o)	three point quarterly average (Green Markets)

(p)	three point quarterly average (NYMEX)